Fees Summary	Oct. 09, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 487.14
Total Fee Amount	487.14
Total Transaction Valuation	3,181,858.00
Total Offset Amount	0.00
Net Fee	$ 0.00